                                                             Exhibit 10.83


                       FOURTH AMENDMENT TO LOAN AGREEMENT
                       AND AMENDMENT TO NOTE AND TERM NOTE


                  THIS FOURTH AMENDMENT TO LOAN AGREEMENT AND AMENDMENT TO NOTE AND TERM NOTE (the " Agreement") is made and entered into as of November 10, 1999, by and among [i] THERMOVIEW INDUSTRIES, INC., a Delaware corporation ("ThermoView"), [ii] AMERICAN HOME DEVELOPERS CO., INC., a California corporation ("American Home"), [iii] FIVE STAR BUILDERS, INC., a California corporation, successor in interest to American Home Remodeling ("Five Star"), [iv] KEY HOME CREDIT, INC., a Delaware corporation ("Key Home"), [v] KEY HOME MORTGAGE, INC., a Delaware corporation ("Key Home Mortgage"), [vi] LEINGANG SIDING AND WINDOW, INC., a North Dakota business corporation ("Leingang Siding"), [vii] PRIMAX WINDOW CO., a Kentucky corporation ("Primax"), [viii] PRECISION WINDOW MFG., INC., a Missouri corporation ("Precision"), [ix] ROLOX, INC., a Kansas corporation ("Rolox"), [x] TD WINDOWS, INC., a Kentucky corporation ("TD Windows"), [xi] THERMAL LINE WINDOWS, INC., a North Dakota corporation, formerly known as Ice Inc., successor in interest to Thermal Line Windows, LLP, and Blizzard Enterprises, Inc. ("Thermal Line"), [xii] THERMOVIEW OF MISSOURI, INC., a Missouri corporation ("ThermoView-Missouri"), [xiii] THERMO-TILT WINDOW COMPANY, a Delaware corporation ("Thermo-Tilt"), [xiv] THOMAS CONSTRUCTION, INC., a Missouri corporation ("Thomas"), [xv] THERMO-SHIELD OF AMERICA (ARIZONA), INC., an Arizona corporation ("TSAAI"), [xvi] THERMO-SHIELD OF AMERICA (MICHIGAN), INC., a Michigan corporation ("TSAMI"), [xvii] THERMO-SHIELD COMPANY, LLC, an Illinois limited liability company ("TSC"), [xviii] THERMO-SHIELD OF AMERICA (WISCONSIN), LLC, a Wisconsin limited liability company ("TSAW"), [xix] THERMOVIEW ADVERTISING GROUP, INC., a Delaware corporation ("TAG") (ThermoView, American Home, Five Star, Key Home, Key Home Mortgage, Leingang Siding, Primax, Precision, Rolox, TD Windows, Thermal Line, ThermoView-Missouri, Thermo-Tilt, Thomas, TSAAI, TSAMI, TSC, TSAW, and TAG individually are referred to in this Agreement as a "Borrower" and collectively are referred to in this Agreement as the "Borrowers"), and [xx] PNC BANK, NATIONAL ASSOCIATION, a national banking association (the "Bank").

                                    RECITALS:


                   A. Certain of the Borrowers and the Bank are parties to a certain Loan Agreement, dated as of August 31, 1998, as amended pursuant to that certain Joinder to Loan Documents and Amendment to Loan Documents (Thomas Construction, Inc.) dated as of January 1, 1999, by and among certain of the Borrowers and the Bank, as further amended by that certain Joinder to Loan Documents and Amendment to Loan Documents (Precision Window Mfg., Inc.) dated as of January 5, 1999, by and among certain of the Borrowers and the Bank, as further amended by that certain Joinder to Loan Documents and Amendment to Loan Documents (Thermo-Shield) dated as of July 8, 1999, by and among the Borrowers and the Bank, as further amended by that certain Amendment to Loan Agreement dated as of July 30, 1999, by and among the Borrowers and the Bank, as further amended by that certain Second Amendment to Loan Agreement dated as of October 14, 1999, by and among the Borrowers and the Bank, as further amended by that certain Third Amendment to Loan Agreement dated as of November 5, 1999, by and among the Borrowers and the Bank (as so amended, the "Loan Agreement") (certain capitalized terms used in this Agreement have the meanings set forth for them in the Loan Agreement unless expressly otherwise defined herein), pursuant to which, among other things, the Bank established a $15,000,000.00 Committed Line of Credit in favor of the Borrowers.

                  B. The Borrowers have requested that the Bank amend the Loan Agreement, the Note, and the Term Note as more particularly described in this Agreement.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth in this Agreement and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Bank hereby agree as follows:


                                    ARTICLE 1

                          AMENDMENTS TO LOAN AGREEMENT

         The Loan Agreement is hereby amended as follows:

         1.1 By deleting Section 1.D. of the Loan Agreement and substituting a new Section 1.D. reading in its entirety as follows:

         D. TERMINATION OF COMMITMENT. Lender's obligation to make Advances under the Loan (the "COMMITMENT") shall continue until the earlier of January 1, 2001, or any later date or dates, if applicable, as to which Borrowers and the Bank (each in their sole and absolute discretion, which may be exercised arbitrarily) may agree in writing (January 1, 2001, or such later date is referred to herein as the "LOAN EXPIRATION DATE"), and the amount of all Advances not earlier repaid, together with interest thereon, shall be due and payable in full as of the Loan Expiration Date.

         1.2 By deleting the last sentence of Section 1.E. of the Loan Agreement and substituting a new last sentence to Section 1.E. of the Loan Agreement reading in its entirety as follows:


         The applicable Unused Loan Fee rate (the "UNUSED LOAN FEE RATE") shall be based upon the ratio of the collective Senior Debt of the Borrowers as of the end of the applicable Unused Loan Fee Calculation Period divided by the Modified Borrower EBITDA of all Borrowers during the applicable Unused Loan Fee Calculation Period as set forth in LOAN FEE CALCULATION SCHEDULE attached to and made a part of this Agreement until the end of the applicable Unused Loan Fee Calculation Period occurring on December 31, 1999, on and after which time the Unused Loan Fee Rate shall be based upon the ratio of the collective Senior Debt of the Borrowers as of the end of the applicable Unused Loan Fee Calculation Period divided by the EBITDA of all Borrowers during the applicable Unused Loan Fee Calculation Period as set forth in LOAN FEE CALCULATION SCHEDULE.

         1.3 By deleting the LOAN FEE CALCULATION SCHEDULE attached to the Loan Agreement and replacing it with a new LOAN FEE CALCULATION SCHEDULE in the form attached to this Agreement.

         1.4 By deleting Section 4I.[c] of the Loan Agreement and substituting a new Section 4I.[c] to the Loan Agreement reading in its entirety as follows:

         [c] "EBITDA" is defined as the consolidated (and combined, if applicable) sum of all earnings before interest, taxes, depreciation and amortization less any extraordinary gain.

         1.5 By deleting Section 4I.[g] of the Loan Agreement and substituting a new Section 4I.[g] to the Loan Agreement reading in its entirety as follows:

         [g] "MODIFIED BORROWER EBITDA" is defined as the sum of [i] Base Earnings of Borrowers, PLUS [ii] an amount, representing certain non-cash charges to income incurred by Borrowers on or before July 8, 1999, in respect of stock options heretofore issued by Borrowers (the "STOCK OPTION CHARGES"), not to exceed [a] $6,120,000 for the Calculation Date occurring on September 30, 1999, until, but not including, the Calculation Date occurring on December 31, 1999, and [b] $0.00 for all Calculations Dates occurring on and after December 31, 1999 (the "BASE EARNINGS EBITDA") of the Borrowers for which both the Funded Debt to Modified Borrower EBITDA and Senior Debt to Modified Borrower EBITDA financial covenants are being calculated, PLUS [iii] up to fifty percent (50%) of the Base Earnings EBITDA of any Borrower (each an "UNAUDITED BORROWER") for which the Bank has not received both [a] audited financial statements in form and detail acceptable to the Bank, as well as [b] other due diligence information concerning such Unaudited Borrower as Bank may request, in form and substance acceptable to the Bank or [iv] up to one hundred percent (100%) of the Base Earnings EBITDA of any Borrower (each an "AUDITED BORROWER") for which the Bank has received both [a] audited financial statements in form and detail acceptable to the Bank, as well as [b] other due diligence information concerning such Audited Borrower as Bank may request, in form and substance acceptable to the Bank.

         1.6 By adding a new Section 4I.[4] to the Loan Agreement reading in its entirety as follows:

         [i] CONVERSION OF FINANCIAL COVENANTS USE OF MODIFIED BORROWER EBITDA TO EBITDA. Notwithstanding anything contained in this Agreement to the contrary, effective with the Calculation Date occurring on December 31, 1999, the financial covenants set forth in Sections 4I.[1], 4I.[2], and 4I.[3] of this Agreement shall be calculated using EBITDA instead of Modified Borrower EBITDA.

         1.7 By deleting Section 4J. of the Loan Agreement and substituting a new Section 4J. to the Loan Agreement reading in its entirety as follows:

         J. NET WORTH. Borrowers will maintain at all times a consolidated (and combined, if applicable) minimum Net Worth in an amount equal to ninety percent (90%) of Borrowers' actual book net worth as indicated in Borrowers' consolidated (and combined, if applicable) Financial Statements dated as of September 30, 1999 (the "Base Net Worth"), plus, for each fiscal quarter of Borrowers ending after September 30, 1999, an amount equal to the sum of [i] seventy-five percent (75%) of Borrowers' consolidated (and combined, if applicable) net income (without giving effect to losses) for each such fiscal quarter and [ii] one hundred percent (100%) of the net proceeds of any equity offering (including, but not limited to, all public equity offerings and all private equity offerings) resulting in the issuance of any equity interest in Borrowers of any type or character (including, but not limited to, common stock, preferred stock, or redeemable preferred stock) for Borrowers for each such fiscal quarter. As used in this financial covenant the parties agree that the [i] term "Net Worth" means stockholders' equity in the Borrowers and [ii] Base Net Worth as of September 30, 1999, was $47,944,984 (i.e. ninety percent (90%) of $53,272,204).


                                    ARTICLE 2

                               AMENDMENTS TO NOTE

         The Note is hereby amended as follows:

         2.1 By deleting the last sentence of paragraph 1 of the Note and substituting a new last sentence to paragraph 1 of the Note reading in its entirety as follows:

         The "EXPIRATION DATE" shall mean the earliest to occur of [a] January 1, 2001, or [b] the date on which the Bank receives written notice from the Borrowers (which notice shall be irrevocable) in which the Borrowers shall state that they do not intend to request further Advances hereunder, and shall acknowledge that the Bank shall have no obligation to make further Advances hereunder.

         2.2 By deleting the last sentence of the definition of "Applicable Euro-Rate Margin" and inserting a new last sentence to the definition of "Applicable Euro-Rate Margin" reading in its entirety as follows:

         The Applicable Euro-Rate Margin shall be based upon the ratio of "Senior Debt" of the Borrowers as of the end of the applicable Interest Calculation Period divided by the "Modified Borrower EBITDA" of Borrowers during the applicable Interest Calculation Period, as set forth in SCHEDULE A attached to and made a part of this Note, until the end of the Interest Calculation Period occurring on December 31, 1999, on and after which time the Applicable Euro-Rate Margin shall be based upon the ratio of "Senior Debt" of the Borrowers as of the end of the applicable Interest Calculation Period divided by the "EBITDA" of Borrowers during the applicable Interest Calculation Period, as set forth in SCHEDULE A attached to and made a part of this Note.

         2.3 By deleting SCHEDULE A TO PROMISSORY NOTE (COMMITTED LINE OF CREDIT
NOTE) attached to the Note and replacing it with a new SCHEDULE A TO PROMISSORY NOTE (COMMITTED LINE OF CREDIT NOTE) in the form attached to this Agreement.


                                    ARTICLE 3

                             AMENDMENT TO TERM NOTE

         The Term Note is hereby amended effective as of October 14, 1999, by deleting paragraph 2B. of the Term Note and replacing it with a new paragraph 2B. reading in its entirety as follows:

         B. KEY HOME LOANS. Each Borrower further agrees that Borrowers will not permit or allow the amount of Key Home's outstanding loan portfolio to exceed at any time [i] $1,800,000 in the aggregate during the period beginning on the date of this Note and ending on December 1, 1999, and [ii] $1,300,000 in the aggregate during the period beginning on December 1, 1999 and ending on the Expiration Date, as such term is defined in this Note.

                                    ARTICLE 4

                              CONDITIONS PRECEDENT

         The modifications to the Loan Agreement described in Article 1 of this Agreement, the modifications to the Note described in Article 2 of this Agreement, and the modifications to the Term Note described in Article 3 of this Agreement shall all become effective on that date (the "Effective Date") on which this Agreement, duly executed by each of the Borrowers and the Bank, has been delivered to the Bank.

                                    ARTICLE 5

                               OTHER STIPULATIONS

         5.1 Upon the Effective Date, the provisions of Article 1, Article 2 and
Article 3 of this Agreement shall become effective and modify or supersede and replace the applicable provisions of, as applicable, the Loan Agreement, the Note, and the Term Note recited as being modified by them. From and after the Effective Date each reference to the "Loan Agreement," the "Note," and the "Term Note" shall mean and be deemed a reference to, as applicable, the Loan Agreement, the Note and the Term Note as modified by this Agreement but, except as modified by this Agreement, the Loan Agreement, the Note and the Term Note shall each remain in full force and effect in the same form as existed immediately prior to the Effective Date.

         5.2 This Agreement contains the final, complete and exclusive agreement of the parties to it with regard to its subject matter, may not be amended except in writing signed by each of the parties to it, shall be binding upon and inure to the benefit of the respective successors and assigns of each of the parties to it (subject to applicable provisions of the Loan Agreement), and shall be construed in accordance with and otherwise governed in all respects by the laws of the Commonwealth of Kentucky. This Agreement may be executed in counterparts, and all counterparts collectively shall constitute but one original document. Each of the Borrowers hereby agrees to reimburse the Bank for all costs and expenses incurred by the Bank in connection with the preparation, negotiation, documentation, execution and delivery of this Agreement, including but not limited to the reasonable fees of legal counsel to Bank.

         5.3 Each of the Borrowers join in this Agreement for the purpose of consenting to the provisions of the foregoing Agreement, and each of the Borrowers confirms and agrees that its and their respective obligations under, as applicable, the Note, the Term Note and the other Loan Documents shall be unimpaired by this Agreement and that no Borrower has any defenses or set offs against the Bank, or its respective officers, directors, employees, agents or attorneys with respect to, as applicable, the Note, the Term Note, or the other Loan Documents and that all of the terms, conditions and covenants in the Loan Documents remain unaltered and in full force and effect and are hereby ratified and confirmed.

         5.4 Each of the Borrowers further agree that upon the written request of the Bank, the Borrowers will cause to be delivered to the Bank the acknowledgment of the Guarantors to the modifications to the Term Note contained herein in form and substance satisfactory to the Bank, which acknowledgment will contain, at a minimum, the agreement of each of the Guarantors that their respective obligations under the Guaranty remain unimpaired in all respects by the modifications to the Term Note set forth in this Agreement.


              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                           "BORROWERS"

                          THERMOVIEW INDUSTRIES, INC.,
                           a Delaware corporation


                           By:        /S/ NELSON E. CLEMMENS
                               -----------------------------------------------
                                    Nelson E. Clemmens, President


                           AMERICAN HOME DEVELOPERS CO., INC.,
                           a California corporation


                           By:        /S/ NELSON E. CLEMMENS
                               -----------------------------------------------
                                    Nelson E. Clemmens, President


                           FIVE STAR BUILDERS, INC., a California
                           corporation, successor in interest to American Home Remodeling


                           By:        /S/ NELSON E. CLEMMENS
                               -----------------------------------------------
                                    Nelson E. Clemmens, President


                           KEY HOME CREDIT, INC.,  a
                           Delaware corporation


                           By:        /S/ LEIGH ANN BARNEY
                               -----------------------------------------------
                                    Leigh Ann Barney, President


                           KEY HOME MORTGAGE, INC., a Delaware
                           corporation


                           By:        /S/ NELSON E. CLEMMENS
                               -----------------------------------------------
                                    Nelson E. Clemmens, President

                           LEINGANG SIDING AND WINDOW, INC., a
                           North Dakota business corporation


                           By:        /S/ NELSON E. CLEMMENS
                               -----------------------------------------------
                                    Nelson E. Clemmens, President


                           PRIMAX WINDOW CO., a Kentucky corporation


                           By:        /S/ NELSON E. CLEMMENS
                               -----------------------------------------------
                                    Nelson E. Clemmens, President


                           PRECISION WINDOW MFG., INC., a Missouri
                           corporation


                          By:        /S/ NELSON E. CLEMMENS
                               -----------------------------------------------
                                   Nelson E. Clemmens, President


                          ROLOX, INC. a Kansas corporation


                          By:        /S/ NELSON E. CLEMMENS
                               -----------------------------------------------
                                   Nelson E. Clemmens, President


                          TD WINDOWS, INC. a Kentucky corporation


                          By:        /S/ NELSON E. CLEMMENS
                               -----------------------------------------------
                                   Nelson E. Clemmens, President

                          THERMAL LINE WINDOWS, INC. a North
                          Dakota corporation, formerly known as Ice Inc., successor in interest to Blizzard Enterprises, Inc. and Thermal Line Windows, LLP



                          By:        /S/ NELSON E. CLEMMENS
                               -----------------------------------------------
                                   Nelson E. Clemmens, President


                          THERMOVIEW OF MISSOURI, INC., a
                          Missouri corporation


                          By:        /S/ NELSON E. CLEMMENS
                               -----------------------------------------------
                                   Nelson E. Clemmens, President


                          THERMO-TILT WINDOW COMPANY, a
                          Delaware corporation


                          By:        /S/ NELSON E. CLEMMENS
                               -----------------------------------------------
                                   Nelson E. Clemmens, President


                          THOMAS CONSTRUCTION, INC., a Missouri
                                   corporation

                          By:        /S/ NELSON E. CLEMMENS
                               -----------------------------------------------
                                    Nelson E. Clemmens, President


                          THERMO-SHIELD OF AMERICA (ARIZONA),
                          INC., an Arizona corporation


                          By:        /S/ NELSON E. CLEMMENS
                               -----------------------------------------------
                                     Nelson E. Clemmens, President

                           THERMO-SHIELD OF AMERICA
                           (MICHIGAN), INC., a Michigan corporation


                           By:        /S/ NELSON E. CLEMMENS
                               -----------------------------------------------
                                      Nelson E. Clemmens, President


                           THERMO-SHIELD COMPANY, LLC,
                           an Illinois limited liability company


                           By:        /S/ NELSON E. CLEMMENS
                               -----------------------------------------------
                                    Nelson E. Clemmens, Manager and President


                           THERMO-SHIELD OF AMERICA
                           (WISCONSIN), LLC, a Wisconson limited liability company


                           By:        /S/ NELSON E. CLEMMENS
                               -----------------------------------------------
                                    Nelson E. Clemmens, Manager and President

                           THERMOVIEW ADVERTISING GROUP, INC.,
                           a Delaware corporation



                           By:        /S/ CHARLTON C. HUNDLEY
                               -----------------------------------------------
                                    Charlton C. Hundley, Secretary


                           "BANK"

                           PNC BANK, NATIONAL ASSOCIATION, a
                           national banking association


                           By:        /S/ GREGORY M. CARROLL
                               -----------------------------------------------
                                    Gregory M. Carroll, Vice President

                          LOAN FEE CALCULATION SCHEDULE
                                       TO
                                    AGREEMENT

         ========================================================================================================
               SENIOR DEBT TO MODIFIED
                    BORROWER EBITDA
                          OR                                              APPLICABLE UNUSED LOAN FEE
                 SENIOR DEBT TO EBITDA                                               RATE
         --------------------------------------------------------------------------------------------------------
         Less than 1.25 to 1.0                                                       .175%
         --------------------------------------------------------------------------------------------------------
         Greater than or equal to 1.25  to 1.0 but less                              .175%
         than 1.75 to 1.0
         --------------------------------------------------------------------------------------------------------
         Greater than or equal to 1.75 to 1.0 but less                               .250%
         than 2.25 to 1.0
         --------------------------------------------------------------------------------------------------------
         Greater than or equal to 2.25 to 1.0 but less                               .300%
         than 2.75 to 1.0
         ========================================================================================================
         Greater than or equal to 2.75 to 1.0 but less                               .350%
         than 3.50 to 1.0
         ========================================================================================================


                                   SCHEDULE A
               TO PROMISSORY NOTE (COMMITTED LINE OF CREDIT NOTE)

                  For purposes of this SCHEDULE A the terms Senior Debt, Modified Borrower EBITDA, and EBITDA have the meanings set forth for each in the Loan Agreement among Borrowers and Lender pursuant to which this Note was issued, including after giving effect to any amendments hereafter of the Loan Agreement.

                  As of any Interest Calculation Date occurring [i] before December 31, 1999, the Applicable Euro-Rate Margin shall be that interest increment per annum set forth below according to the Senior Debt to Modified Borrower EBITDA for the applicable Interest Calculation Period and [ii] on and after December 31, 1999, the Applicable Euro-Rate Margin shall be that interest increment per annum set forth below according to the Senior Debt to EBITDA for the applicable Interest Calculation Period:


         ========================================================================================================
                 SENIOR DEBT TO MODIFIED
                    BORROWER EBITDA
                            OR
                   SENIOR DEBT TO EBITDA                               APPLICABLE EURO-RATE MARGIN
         --------------------------------------------------------------------------------------------------------
         Less than 1.25 to 1.0                                                       1.25%
         --------------------------------------------------------------------------------------------------------
         Greater than or equal to 1.25  to 1.0 but less                              1.50%
         than 1.75 to 1.0
         --------------------------------------------------------------------------------------------------------
         Greater than or equal to 1.75 to 1.0 but less                               1.75%
         than 2.25 to 1.0
         --------------------------------------------------------------------------------------------------------
         Greater than or equal to 2.25 to 1.0 but less                               2.00%
         than 2.75 to 1.0
         ========================================================================================================
         Greater than or equal to 2.75 to 1.0 but less                               2.25%
         than 3.50 to 1.0
         ========================================================================================================